UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 27, 2005
(Date of earliest event reported)

InLand Capital Fund, L.P.
(Exact name of registrant as specified in the charter)

Delaware	0-21606	36-3767977
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant.

On January 27, 2005 the Audit Committee of Inland Capital Fund, L.P. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") to serve as the Company's independent registered public accounting firm effective immediately. In addition, on January 27, 2005, the audit committee of the Company accepted notice from Deloitte & Touche LLP ("Deloitte"), its current independent registered public accounting firm, indicating that, effective immediately, Deloitte will resign as the Company's independent registered public accounting firm.

The reports of Deloitte on the Company's financial statements for the years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion, disclaimer of opinion or explanatory paragraphs and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with Deloitte's audits of the Company's two most recent fiscal years ended December 31, 2002 and 2003 and through the date of this Report on Form 8-K, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods. During the Company's two most recent fiscal years and thorough the date of this report, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided Deloitte a copy of this Report on Form 8-K and has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether Deloitte agrees with the above statements made by the Company and if not stating the respects in which it does not agree.

Neither the Company nor anyone on its behalf has consulted Grant Thornton regarding (i) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with Deloitte (as there were none).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InLand Capital Fund, L.P.
(Registrant)

By:	/s/ Kelly Tucek

Kelly Tucek
Vice President of the General Partner and principal financial officer of Inland Capital Fund, L.P.

Date:	February 2, 2005